Exhibit 99.1

reAlpha Acquires Mortgage Brokerage Company Be My Neighbor

Strategic acquisition strengthens reAlpha’s vertically integrated real estate technology platform.

DUBLIN, Ohio, September 9, 2024 – reAlpha Tech Corp. (“reAlpha”) (Nasdaq: AIRE), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced the acquisition of Be My Neighbor, a mortgage brokerage company founded by veterans licensed to operate in 26 U.S. states.

This strategic acquisition adds mortgage lending and refinancing services under the reAlpha umbrella of real estate services and enhances the capabilities of its generative AI-powered, commission-free homebuying platform. Specifically, Be My Neighbor will enable reAlpha to provide integrated mortgage services to consumers who utilize the reAlpha platform to purchase homes.

“We are excited to announce the acquisition of Be My Neighbor and add its capabilities to reAlpha’s AI-driven platform,” said Brent Miller, Chief Financial Officer of reAlpha. “This acquisition furthers our long-term plan of developing a full-service commission-free homebuying and financing technology platform powered by our proprietary AI technology and dedicated professionals.”

Acquiring mortgage services aligns with reAlpha’s goal of vertically integrating the homebuying process, which reAlpha expects to result in a more seamless customer experience and increased revenue opportunities. Be My Neighbor will continue to operate under its brand by co-founders Christopher Griffith, Isabel Williams, and Nathan Knottingham, while benefiting from reAlpha’s resources and generative AI platform.

“The acquisition of Be My Neighbor represents a strategic move to deepen our vertical integration within the real estate industry,” said Sureet Pabbi, Vice President of M&A at reAlpha. “By acquiring a mortgage brokerage company, we’re capturing additional revenue stream opportunities and enhancing our control over a critical part of the homebuying process.”

Christopher Griffith, Chief Executive Officer of Be My Neighbor, added: “We believe reAlpha is accelerating the evolution of the $20.2 trillion i mortgage industry into the digital age. reAlpha is transforming legacy processes into one comprehensive, online, commission-free, buyer-centered experience. We see great promise in reAlpha’s long-term strategy and are excited to help carry out their vision.”

For additional details concerning the terms of this acquisition, please reference reAlpha’s Current Report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

About Be My Neighbor

Debt Does Deals, LLC (d/b/a Be My Neighbor) is a mortgage brokerage company operating in 26 states. The company believes that one house has the power to make a life-changing impact for a family and future generations. Their mission is to bring humanity back into the biggest financial real estate decision that a person will make in their lifetime by showing them how to build generational wealth through smart real estate decisions and actually enjoy the process along the way.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.reAlpha.com.

[i]	https://www.statista.com/statistics/274636/combined-sum-of-all-holders-of-mortgage-debt-outstanding-in-the-us/

About the reAlpha Platform

reAlpha (previously called “Claire”), announced on April 24, 2024, is reAlpha’s generative AI-powered, commission-free, homebuying platform. The tagline: No fees. Just keys.TM – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

reAlpha’s introduction aligns with major shifts in the real estate sector after the National Association of Realtors agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. The reAlpha platform offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the homebuying process.

Homebuyers using the reAlpha platform’s conversational interface will be able to interact with Claire, reAlpha’s AI buyer’s agent, to guide them through every step of their homebuying journey, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable, and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, the reAlpha platform is under limited availability for homebuyers located in 20 counties in Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information, please visit www.reAlpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the Be My Neighbor acquisition; the anticipated benefits of the Be My Neighbor acquisition, reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to integrate the business of Be My Neighbor into its existing business and the anticipated demand for Be My Neighbor’s services; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

investorrelations@realpha.com

Media Contact

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca